UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2023

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 17, 2023.  The voting results on the proposals considered at the annual meeting are set forth below:

1.	Elect 11 directors.

	For	Withheld	Broker Non-Votes
Carl H. Lindner III	73,120,082	1,793,271	2,923,431
S. Craig Lindner	73,068,994	1,844,359	2,923,431
John B. Berding	69,899,436	5,013,917	2,923,431
James E. Evans	66,580,190	8,333,163	2,923,431
Terry S. Jacobs	70,175,571	4,737,782	2,923,431
Gregory G. Joseph	70,001,501	4,911,852	2,923,431
Mary Beth Martin	72,039,364	2,873,989	2,923,431
Amy Y. Murray	74,313,139	600,214	2,923,431
Evans N. Nwankwo	72,552,003	2,361,350	2,923,431
William W. Verity	63,485,663	11,427,690	2,923,431
John I. Von Lehman	71,823,549	3,089,804	2,923,431

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain
75,541,931	2,255,552	39,301

3.	Approve, on an advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
70,834,572	3,894,655	184,126	2,923,431

4.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.

One Year	Two Years	Three Years	Abstain
73,418,440	76,579	1,347,763	70,571

After reviewing the results of the nonbinding advisory vote on the frequency of the advisory vote on executive compensation, the Board of Directors determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required nonbinding advisory vote on the frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: May 18, 2023	By:	/s/ Joseph C. Alter
Joseph C. Alter
Assistant Vice President and
Deputy General Counsel